Exhibit 10.15.2

FIRST AMENDMENT TO STRATEC DEVELOPMENT SERVICES and EQUITY

PARTICIPATION AGREEMENT and SECOND AMENDMENT TO SUPPLY and

MANUFACTURING AGREEMENT

This Amendment (the “1st and 2nd Amendment”) is made and entered into effective as of November 18, 2016, by and between Quanterix Corporation, a company organized and existing pursuant to the laws of Delaware, U.S.A. (“QTX”), and STRATEC Biomedical AG, a company organized and existing pursuant to the laws of Federal Republic of Germany (“STRATEC”). QTX and STRATEC each may be referred to herein individually as a “Party”, or collectively as the “Parties”.

RECITALS

A.                                    The Parties have entered into that certain Development Agreement, dated as of August 15, 2011 (the “Development Agreement”), pursuant to which STRATEC has agreed to develop and manufacture for QTX an Instrument (as defined in the Development Agreement).

B.                                    The Parties have entered into that certain Supply and Manufacturing Agreement, dated as of September 14, 2011 (the “Supply Agreement”), pursuant to which STRATEC has agreed to manufacture and supply QTX with quantities of the Instrument (as defined in the Supply Agreement).

C.                                    The Parties have entered into that certain 1” Amendment to the Supply and Manufacturing Agreement, dated as of October 17, 2013 (the “1st Amendment Supply Agreement”), pursuant to which STRATEC has agreed to replacing Article 5.9 (as defined in the 1st Amendment Supply Agreement).

D.                                    The Parties now desire to amend certain subjects of the Development Agreement and of the Supply Agreement to reflect certain changes relating to the Parties’ rights and obligations under the Development and Supply Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein without definition will have the meanings given to such terms in the Development Agreement.

2.                                      Changes.  Per request of both Parties, QTX and STRATEC hereby agree that this 1st and 2nd Amendment shall amend the Development Agreement and the Supply Agreement with the following issues:

i.                                          The Minimum Aggregate Purchase Commitment of the current Supply Agreement (as set out under Section 5.3) shall not differentiate between LSR and IVD instruments.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ii.                                       The Minimum Aggregate Purchase Commitment of the current Supply Agreement (as set out under Section 5.3 and referenced in section 11.4) of [***] shall be reduced to [***] units.

iii.                                    With the signature of this 1st and 2nd Amendment, the Milestone 6 (as set out under Section 2.2 (a and b) of the current Development Services Agreement, completion of phase 5 and release of IVD Instrument for manufacturing) shall be completed and all rights and obligation in connection with development of the Instrument will be deemed satisfied,

iv.                                   QTX shall issue the seven-hundred thousand (700,000) warrants granted to STRATEC under Milestone 6 immediately.  With this being agreed upon the payment of [***] USD for Milestone 6 of the Development Agreement shall be postponed as set out in Section 2 (vi) below.

v.                                      QTX shall pay to STRATEC [***] USD minus [***] discount which equals [***] USD after delivery of an Instrument meeting the current proposed topics (thermal regulation, HW2.1 and SW1.6) — see Exhibit A (thermal regulation — quote and exhibit), Exhibit B (hardware 2.1 — quote and exhibits) and Exhibit C (software 1.6 — quote and appendix).  It is understood between the Parties that any prices stated in the Exhibits shall be overruled with the current numbers stated in this 1st and 2nd Amendment.

vi.                                   QTX shall pay to STRATEC the remaining [***] USD (as set out under Section 2 (iv)) from Milestone 6 on acceptance of an Instrument meeting the current proposed topics (thermal regulation, HW2.1 and SW1.6 — see Exhibit A, B and C) as set out in Section 2.2b(f) of the current Development Agreement.

vii.                                QTX and STRATEC shall discuss any further requirements and cost for an IVD instrument in the future in good faith. Any such future arrangement shall be covered under an additional agreement.

viii.                             QTX and STRATEC shall mutually discuss in good faith new shipping criteria (“New Shipping Criteria”) for an Instrument meeting the requirements of Exhibit A (thermal regulation — quote and exhibit), Exhibit B (hardware 2.1 — quote and exhibits) and Exhibit C (software 1.6 — quote and appendix) as set forth in Exhibit D.  Such New Shipping Criteria shall substitute the Shipping Criteria for purposes of the Supply Agreement.

ix.                                   Specific to the execution of this amendment, and not to supersede or replace the terms of the Development Agreement or Supply Agreement, QTX shall be allowed, to replace at its sole choice one (1) Instrument placed in the field with a new Instrument paid by STRATEC. This

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Instrument returned from the field shall be shipped to STRATEC, will belong to STRATEC and shall be used for internal purposes only.

3.                                      Counterparts.  This 1st and 2nd Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

4.                                      Effectiveness.  This Amendment will become effective upon the execution hereof by both Parties.

5.                                      Continuing Effect.  Other than as set forth in this 1st and 2nd Amendment, all of the terms and conditions of the Development and Supply Agreement, along with any valid Amendments in effect will continue in full force and effect.

Exhibits:

Exhibit A (thermal regulation — quote and exhibit)

Exhibit B (hardware 2.1 — quote and exhibits)

Exhibit C (software 1.6 — quote and appendix)

Exhibit D (New Shipping Criteria)

[SIGNATURE PAGE FOLLOWS]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

Quanterix		STRATEC Biomedical AG

By:	/s/ Kevin Hrusovsky	By:	/s/ Marcus Wolfinger

Name:	Kevin Hrusovsky	Name:	Marcus Wolfinger

Title:	CEO-CE	Title:	CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A:  Thermal regulation

•                  Quote 106663 Thermal Regulation for TAU

•                  Quote 106663 Exhibit Thermal Regulation for TAU_signed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B:  Hardware 2.1

•                  Quote 106664 HW2.1 WP2 Phase A

•                  Quote 106664 Exhibit Simoa HW2.1 Phase A WP2_signed

•                  Quote 106665 HW2.1 WP3 Phase A

•                  Quote 106665 Exhibit Simoa HW2.1 Phase A WP3_signed

•                  Quote 106666 HW2.1 WP5 Phase A

•                  Quote 106666 Exhibit Simoa HW2.1 Phase A WP5_signed

•                  Quote 106667 HW2.1 WP2_WP3_WP5 Phase B

•                  Quote 106667 Exhibit Simoa HW2.1 Phase B WP2_3_5_signed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C:  Software 1.6

•                  Quote 106710 SW1_6 Final Scope

•                  Quote 106710 Appendix 2016-08-11 1_6 Scope

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.